UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 24, 2007
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)

2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California	91362-1376
(Address of principal corporate offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 801 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT LIST
EXHIBIT 99.1

     Item 801 Entry into a Material Definitive Agreement.
     On January 24, 2007, Registrant convened its annual meeting, which meeting was then adjourned by the vote of a majority of the shares present at the meeting. Registrant stated that the adjourned meeting would be held at the offices of Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California on February 21, 2007 at 4 p.m. local time. On January 25, 2007, the Board of Directors of Registrant ratified the adjournment of the annual meeting and the holding of the adjourned meeting on February 21, 2007.
     Registrant indicated that the stockholders of record on November 27, 2006, the record date for the annual meeting, will continue to be the stockholders entitled to vote at the adjourned meeting Any stockholder entitled to vote at the annual meeting who had not provided Registrant with a proxy on or prior to January 24, 2007 may still provide a proxy for the adjourned meeting. Any stockholder who has given or gives a proxy with respect to the annual meeting has the power to revoke the proxy at any time before the proxy is voted at the adjourned meeting. In addition to revocation in any other manner permitted by law, a stockholder may deliver to the Secretary of Registrant a written notice bearing a date later than the proxy stating that the stockholder would like to revoke that proxy. Stockholders may also complete, execute and deliver to the Secretary of Registrant a new, later-dated proxy card for the same shares, provided the new proxy is received before voting at the adjourned meeting has closed. Additionally, a stockholder may attend the adjourned meeting and vote in person. Registrant noted that a stockholder’s attendance at the meeting will not, in and of itself, revoke the stockholder’s proxy. Any written notice of revocation or subsequent proxy should be delivered to Registrant at 2060 East Avenida de Los Arboles, # D190, Thousand Oaks, California 91362-1376, or to Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois 60690-1689 by the last business day preceding the date of the adjourned meeting, or any adjournments thereof, or to the chairman of the meeting at or before the taking of the vote at the adjourned meeting
     A press release describing the adjournment of the meeting and the ability to vote thereat was released on January 25, 2007 and a copy thereof is attached hereto as Exhibit 99.1.
     Forward Looking Statements. The statements in this Form 8-K Current Report contain certain “forward looking statements” within the meaning of Section 27A of the Securities and Exchange Act of 1993, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements contained herein (including, without limitation, statements to the effect that the Company or management “estimates,” “expects,” “intends,” “continues,” “may,” or “will” or statements concerning “potential” or variations thereof or comparable terminology or the negative thereof), that are not statements of historical fact should be construed as forward looking statements. These forward-looking statements are based on our management’s current views and assumptions and information currently available to management. While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that the Company’s financial goals or the transactions described herein will be realized. Numerous uncertainties and risk factors may affect the Company’s actual results and may cause results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company. These uncertainties and risk factors include, but are not limited to, intense competition and pricing pressure, complete dependence on product shipments of third-party licensees and the timing and execution of their marketing plans, delay in revenue streams due to delays in new product development, fluctuating operating results and its effect on sustainable operations, the availability of additional capital, and other risks detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission.
     Item 9.01 Financial Statements and Exhibits
     (d)       99.1       Press release dated January 25, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
Date: January 25, 2007	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman of the Board and Secretary

EXHIBIT LIST

99.1	Press release dated January 25, 2007